Exhibit 99.3

Unaudited Pro Forma Consolidated Financial Data

The following unaudited pro forma consolidated financial data gives effect to our acquisition of six Savannah Suites hotels which occurred on August 18, 2006, to the acquisition of a seventh Savannah Suites hotel on November 16, 2006, to the acquisition of five hotels from MOA Hospitality, Inc., which occurred on January 5, 2007, to the acquisition of fifteen Masters Inn hotels on May 16, 2007, and to the acquisition of six hotels from Waterloo Hospitality, Inc. and Budget Motels, Inc. four of which occurred on April 4, 2007 and two of which occurred July 31, 2007. The total purchase price allocated to the acquired hotels is based on preliminary estimates and is subject to change.

The pro forma consolidated balance sheet for the period ended June 30, 2007 gives effect to the acquisition of the two hotels from Budget Motels, Inc. as if the transactions had occurred on June 30, 2007. The pro forma consolidated balance sheet as of December 31, 2006 gives effect to the acquisition of the five hotels from MOA, to the acquisition of the fifteen Masters Inn hotels on May 16, 2007, and to the acquisition of six hotels from Waterloo Hospitality, Inc. and Budget Motels, Inc. four of which occurred on April 4, 2007 and two which occurred July 31, 2007 as if the transactions had occurred on December 31, 2006. The pro forma consolidated statements of operations for the six months ended June 30, 2007 are presented as if the acquisition of the fifteen Masters Inn hotels and the acquisition of the six hotels from Waterloo Hospitality, Inc. and Budget Motels, Inc. had occurred on January 1, 2007. The pro forma consolidated statements of operations for the year ended December 31, 2006 are presented as if the acquisitions of the seven Savannah Suites hotels, the five MOA hotels, the fifteen Masters Inn hotels and the six Waterloo Hospitality, Inc. and Budget Motel hotels had occurred on January 1, 2006.

We are a self-administered real estate investment trust and the unaudited pro forma consolidated financial data is presented on the assumption that we distribute at least 90% of our REIT taxable income to our shareholders and do not incur federal income tax liability for the periods presented. In the opinion of our management, all adjustments necessary to reflect the effects of these transactions have been made.

The unaudited pro forma consolidated financial data is presented for comparative purposes only and is not necessarily indicative of what would have been our actual consolidated financial position or results on the date and for the periods presented and does not purport to represent our future consolidated financial position or results. The unaudited pro forma consolidated financial data should be read in conjunction with, and is qualified in its entirety by our historical consolidated financial statements and related notes and the historical consolidated financial statements and related notes of the acquired hotels included in this filing.

Supertel Hospitality, Inc. and Subsidiaries

Pro Forma Consolidated Balance Sheet (Unaudited)

(In thousands)

June 30, 2007

	Historical Supertel	Acquisition Pro Forma WHI/BMI 6 hotels		Supertel Pro Forma Consolidated
ASSETS
Investments in hotel properties	$369,299	$—		$369,299
Less accumulated depreciation	68,926	—		68,926

	300,373	—		300,373
Cash and cash equivalents	3,040	—		3,040
Accounts receivable	2,905	—		2,905
Prepaid expenses and other assets	4,521	—		4,521
Deferred financing costs, net	1,979	—		1,979

	$312,818	$—		$312,818

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable, accrued expenses and other liabilities	$15,106	$—		$15,106
Long-term debt	199,136	(6,950	)(a)	192,186

	214,242	(6,950)		207,292

Minority interest in consolidated partnerships	3,478	6,950	(a)	10,428

SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value, 40,000,000 shares authorized; 1,096,218 shares issued and outstanding, liquidation preference of $10,962	11	—		11
Preferred stock warrants	53	—		53
Common stock, $.01 par value, 100,000,000 shares authorized; 20,361,531 shares outstanding	203	—		203
Additional paid-in capital	112,679	—		112,679
Distributions in excess of retained earnings	(17,848)	—		(17,848)

	95,098	—		95,098

	$312,818	$—		$312,818

See accompanying notes to Pro Forma Consolidated Balance Sheet

Supertel Hospitality, Inc. and Subsidiaries

Pro Forma Consolidated Balance Sheet (Unaudited)

(In thousands)

December 31, 2006

	Historical Supertel	Acquisition Pro Forma MOA 5 hotels		Acquisition Pro Forma Masters 15 hotels		Supertel After Acquisition of MOA and Masters Pro Forma Consolidated	Acquisition Pro Forma WHI/BMI 6 hotels		Supertel Pro Forma Consolidated
ASSETS
Investments in hotel properties	$254,241	$24,289	(b)	$43,170	(b)	$321,700	$38,285	(b)	$359,985
Less accumulated depreciation	63,509	—		—		63,509	—		63,509

	190,732	24,289		43,170		258,191	38,285		296,476
Cash and cash equivalents	5,436	—		—		5,436	—		5,436
Accounts receivable	1,332	—		—		1,332	—		1,332
Prepaid expenses and other assets	3,116	—		—		3,116	—		3,116
Deferred financing costs, net	1,532	69	(c )	123	(c )	1,724	84	(c )	1,808

	$202,148	$24,358		$43,293		$269,799	$38,369		$308,168

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable, accrued expenses and other liabilities	$8,905	$—				$8,905	$—		$8,905
Long-term debt	94,878	24,358	(c)	43,293	(c)	162,529	31,419	(c)	193,948

	103,783	24,358		43,293		171,434	31,419		202,853

Minority interest in consolidated partnerships	3,528	—		—		3,528	6,950	(a)	10,478

SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value, 10,000,000 shares authorized; 1,515,258 shares issued and outstanding, liquidation preference of $15,153	15	—		—		15	—		15
Preferred stock warrants	53	—		—		53	—		53
Common stock, $.01 par value, 25,000,000 shares authorized; 19,074,903 shares outstanding	191	—		—		191	—		191
Additional paid-in capital	109,319	—		—		109,319	—		109,319
Distributions in excess of retained earnings	(14,741)	—		—		(14,741)	—		(14,741)

	94,837	—		—		94,837	—		94,837

	$202,148	$24,358		$43,293		$269,799	$38,369		$308,168

See accompanying notes to Pro Forma Consolidated Balance Sheet

Notes to Unaudited Pro Forma Consolidated Balance Sheet

As June 30, 2007 and December 31, 2006

(Dollar Amounts in Thousands)

(Unaudited)

The acquisition of the seven hotels from Savanna Suites occurred during 2006 and are reflected in both the June 30, 2007 and the December 31, 2006 Historical Supertel balance sheets. The acquisition of the five hotels from MOA Hospitality, Inc. (“MOA”) occurred on January 5, 2007 and six hotels purchased from Waterloo Hospitality, Inc. and Budget Motels, Inc (WHI/BMI) four of which occurred on April 4 and two which occurred July 31, 2007 are also reflected in the June 30, 2007 pro forma balance sheet. The two hotels that were purchased on July 31, 2007 from Budget Motels, Inc. (BMI) were leased on April 4, 2007 for four months and were treated and reflected as capital leases in the June 30, 2007 balance sheet. The following notes provide information regarding the assumptions used for the pro forma adjustments related to the acquisition of the hotels.

Acquisitions

(a)	To reflect the reclassification of the capitalized lease for the two hotels purchased from Budget Motels (BMI), Inc. from a leased asset to minority interest.

Supertel Limited Partnership entered into a four month leasing agreement with BMI, beginning April 4, 2007, which were accounted for as a capital lease. On July 31, 2007 the hotels were purchased for $6.9 million, funded by the issuance of 863,611 common operating units in Supertel Limited Partnership.

(b)	To reflect the acquisition of the five hotels from MOA Hospitality, Inc. (“MOA”), the acquisition of the fifteen Masters Inn hotels, and the acquisition of the six hotels from Waterloo Hospitality, Inc. and Budget Motels, Inc. (“WHI/BMI”) under the purchase method of accounting:

	As of December 31, 2006
	MOA 5 hotels	Masters 15 hotels	WHI/BMI 6 hotels
Purchase price	$24,000	$42,700	$37,851
Acquisition costs	289	470	434

	$24,289	$43,170	$38,285

(c)	The purchase of the five hotels from MOA and related costs was funded by a $15,600 term loan from General Electric Capital Corporation (“GECC”) entered into on January 5, 2007 by Supertel Limited Partnership. The GECC term loan requires monthly interest payments in the first two years of the loan, monthly interest and principal (equal to one-twelfth of one percent of the loan amount) payments in the third year of the loan and monthly interest and principal (amortized over twenty years) payments in the fourth through the tenth years of the loan. The principal balance of the GECC term loan is due and payable on February 1, 2017. The GECC term loan bears interest at three-month LIBOR plus 1.70% (reset monthly) and can be converted to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98% between the seventh and thirty-sixth months of the loan. As of March 31, 2007, the three month LIBOR is 5.4%.

The remaining purchase price of $8,400, as well as an estimated $289 of acquisition costs and $69 of deferred financing, was funded by cash and borrowings from existing credit facilities.

The purchase of the six hotels from WHI/BMI and related costs were funded through the assumption of four long-term mortgage notes serviced by Wachovia Bank, N.A. totaling $11,396 with a fixed rate of 7.375%. The loans mature on March 1, 2020. The remaining purchase price of $26,455, the estimated acquisition costs of $470 and the deferred financing costs of $84 were funded through existing revolving credit facilities and the issuance of 863,611 common operating units in Supertel Limited Partnership.

The purchase of the fifteen Masters Inn hotels and related costs were funded by a $27,755 term loan from General Electric Capital Corporation (“GECC”) entered into on May 16, 2007 by Supertel Limited Partnership. The new long-term mortgage provisions are the same as those in the GECC term loan for the five MOA hotels discussed above. The principal balance of the GECC term loan is due and payable on June 1, 2017.

A bridge loan in the amount of $8,540 from GECC provides additional funding for the purchase of the Masters Inn hotels. The GECC bridge loan requires monthly interest payments with principal balance due and payable on December 1, 2007. The GECC bridge loan bears interest at the three-month LBOR plus 5.00% (reset monthly). The remaining purchase price of $6,405, the estimated acquisition costs of $470 and the deferred financing costs of $123 were funded through existing revolving credit facilities.

On February 22, 2007, the existing revolving credit facility with Great Western Bank was amended to include, among other things, a reduction in the interest rate to 75 basis points below the national prime rate. Prior to the amendment, the effective rate was the national prime rate. The national prime rate was 8.25% on December 31, 2006 and June 30, 2007 and was used for the pro forma revolving credit interest calculations through the end of the first quarter 2007. A rate of 7.5% was used for the second quarter of 2007.

In summary:

	As of December 31, 2006
	MOA 5 hotels	Masters 15 hotels	WHI/BMI 6 hotels
Mortage note	$15,600	$27,755	$11,396
Bridge loan	—	8,540	—
Borrowing from revolving credit facility:
purchase price	8,400	6,405	19,505
acquisition costs	289	470	434
deferred financing costs	69	123	84

	$24,358	$43,293	$31,419

Supertel Hospitality, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Operations (Unaudited)

(In thousands, except per share data)

For the Six Months Ended June 30, 2007

	Historical Supertel	Acquisition Pro Forma Adjustments Masters 15 hotels		Supertel Pro Forma after Masters Acquisitions	Acquisition Pro Forma Adjustments WHI/BMI 6 hotels		Supertel Pro Forma Consolidated Acquisitions
REVENUES
Room rentals and other hotel services	$50,167	$6,714	(a)	$56,881	$2,847	(a)	$59,728

EXPENSES
Hotel and property operations	35,258	4,828	(a)	40,086	2,479	(a)	42,565
Depreciation and amortization	5,602	537	(b)	6,139	218	(b)	6,357
General and administrative	1,850	—		1,850	—		1,850

	42,710	5,365		48,075	2,697		50,772

EARNINGS FROM CONTINUING OPERATIONS, OTHER INCOME, INTEREST, AND MINORITY INTEREST	7,457	1,349		8,806	150		8,956
Other income	77	41		118	—		118
Interest	(5,491)	(1,291	)(c)	(6,782)	(624	)(c)	(7,406)
Minority interest	(142)	—		(142)	(65)		(207)

EARNINGS (LOSSES) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,901	99		2,000	(539)		1,461
Income tax benefit	(112)	—		(112)	—		(112)

NET EARNINGS (LOSSES)	2,013	99		2,112	(539)		1,573
Preferred stock dividend	(538)	—		(538)	—		(538)

NET EARNINGS (LOSSES) AVAILABLE TO COMMON SHAREHOLDERS	$1,475	$99		$1,574	$(539)		$1,035

Weighted average shares outstanding - basic	19,866			19,866			19,866

Weighted average shares outstanding - diluted	19,888			19,888			19,888

NET EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
EPS Basic	$0.07			$0.08			$0.05

EPS Diluted	$0.07			$0.08			$0.05

See accompanying notes to Pro Forma Consolidated Statement of Operations

Supertel Hospitality, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Operations (Unaudited)

(In thousands, except per share data)

For the Twelve Months Ended December 31, 2006

	Historical Supertel	Acquisition Pro Forma Adjustments Savannah Suites MOA and Masters 27 hotels		Supertel Pro Forma After Savannah Suites, MOA and Masters Acquisitions	Acquisition Pro Forma Adjustments WHI/BMI 6 hotels		Supertel Pro Forma Consolidated
REVENUES
Room rentals and other hotel services	$77,134	$29,258	(a)	$106,392	$13,093	(a)	$119,485

EXPENSES
Hotel and property operations	53,591	19,831	(a)	73,422	9,585	(a)	83,007
Depreciation and amortization	8,680	2,739	(b)	11,419	825	(b)	12,244
General and administrative	2,842	—		2,842	—		2,842

	65,113	22,570		87,683	10,410		98,093

EARNINGS FROM CONTINUING OPERATIONS BEFORE NET LOSSES ON DISPOSITIONS OF ASSETS, OTHER INCOME, INTEREST, AND MINORITY INTEREST	12,021	6,688		18,709	2,683		21,392
Net loss on dispositions of assets	(3)	(4)		(7)	—		(7)
Other income	185	122		307	—		307
Interest	(8,255)	(7,054	)(c)	(15,309)	(2,496	)(c)	(17,805)
Minority interest	(334)	—		(334)	(228	)(d)	(562)

EARNINGS (LOSSES) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,614	(248)		3,366	(41)		3,325
Income tax benefit	(107)	—		(107)	—		(107)

NET EARNINGS (LOSSES)	3,721	(248)		3,473	(41)		3,432
Preferred stock dividend	(1,215)	—		(1,215)	—		(1,215)

NET EARNINGS (LOSSES) AVAILABLE TO COMMON SHAREHOLDERS	$2,506	$(248)		$2,258	$(41)		$2,217

Weighted average shares outstanding - basic	12,261			12,261			12,261

Weighted average shares outstanding - diluted	12,272			12,272			12,272

NET EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
EPS Basic	$0.20			$0.18			$0.18

EPS Diluted	$0.20			$0.18			$0.18

See accompanying notes to Pro Forma Consolidated Statement of Operations

Notes to Unaudited Pro Forma Consolidated Statements

Of Operation

For the Six Months Ended June 30, 2007 and the Year Ended December 31, 2006

(Dollar Amounts in Thousands, Except Per Share Amounts)

(Unaudited)

The following notes provide information regarding the assumptions used for the pro forma adjustments for the acquisitions of the six Savannah Suite hotels, the seventh Savannah Suites hotel and the five hotels from MOA up to the dates of their acquisitions on August 18, 2006, November 16, 2006 and January 5, 2007 respectively. The information also reflects the assumptions used for the pro forma adjustments related the purchase of the fifteen Masters Inn hotels and to the purchase of the six hotels from WHI/BMI.

(a)	To reflect the operations of the acquisitions of the seven Savannah Suites hotels, the five MOA hotels, the fifteen Masters Inn hotels and the six WHI/BMI hotels and using the historical financial statements for the hotels for the six months ended June 30, 2007 and the year ended December 31, 2006 up to their dates of acquisition and adjusting those numbers for specific verifiable and continuing changes in operating expenses.

	For the six months ended June 30, 2007		For the 12 months ended December 31, 2006
	Masters 15 hotels	WHI/BMI 6 hotels	Savannah Suites 7 hotels	MOA 5 hotels	Masters 15 hotels	Subtotal	WHI/BMI 6 hotels
Room rentals and other hotel services	$6,714	$2,847	$5,402	$6,537	$17,319	$21,421	$13,093

Hotel and property operations:
Baseline expenses	$5,103	$2,495	$3,414	$3,811	$13,415	$20,640	$9,678

(i) Management Fee	—	—	(105)	—	—	(105)	—
(ii) Insurance	(72)	(16)	(37)	(65)	(174)	(276)	(93)
(iii) Franchise Fee	(203)	—	—	—	(428)	(428)	—

Total Adjustments	(275)	(16)	(142)	(65)	(602)	(809)	(93)

Adjusted expenses	$4,828	$2,479	$3,272	$3,746	$12,813	$19,831	$9,585

(i)	To reflect the cost reductions resulting from the terms of our agreements with Royco Hotels, Inc. (formerly Royal Host Management) and Guest House Inc. which will reduce the cost of the management fee to 4.0% and 4.8% for the Savannah Suites properties that are managed by Guest House, Inc.
(ii)	The companies obtained insurance coverage for the hotels which cost less than that previously charged to the hotels by the sellers.
(iii)	To reflect cost reductions related to franchise fees.

(b)	To reflect pro forma depreciation and amortization based on the depreciable basis of the company’s acquisition cost assuming asset lives of 39 years for buildings, five years for furniture, fixtures and equipment. The land lease was amortized over the remaining contract term of 62 years.

(c)	To reflect interest expense including amortization of deferring financing costs related to:

The acquisition of the six Savannah Suite hotels with a mortgage note payable of $17,850 at a variable rate of 7.1% adjustable monthly, $3,756 (which includes approximately $294 of acquisition costs and approximately $79 of deferred financing) of borrowings from the Company’s revolving credit facility at 8.25% and $6,417 of borrowings from a bridge loan at 10.4% which is then refinanced by $6,417 of borrowings from the Company’s revolving credit facility at 8.25% after approximately 4 months.

The acquisition of a seventh Savannah Suites hotel for $5,350 and estimated acquisition costs of $59 from the Company’s existing credit facility at 8.25%.

The acquisition of the five hotels from MOA and related costs were funded by a new long-term mortgage note in the amount of $15,600 at 7.1%. The remaining purchase price of $8,400, and the related estimated acquisition and deferred financing costs of $289 and $69 were funded by cash and borrowings from existing credit facilities at 8.25%.

Notes to Unaudited Pro Forma Consolidated Statements

Of Operation

For the Six Months Ended June 30, 2007 and the Year Ended December 31, 2006

(Dollar Amounts in Thousands, Except Per Share Amounts)

(Unaudited)

The acquisition of the six hotels from WHI/BMI and related costs were funded by the assumption of four long-term mortgage notes serviced by Wachovia Bank, N.A. for a total of $11,396 at 7.375%. The remaining purchase price of $26,455, and the related estimated acquisition and deferred financing costs of $470 and $84 were funded by borrowings from existing credit facilities at 8.25% and the issuance of 863,611 common operating units in Supertel Limited Partnership.

The acquisition of the fifteen Masters Inn hotels and related costs were funded with a mortgage note payable of $27,755 at a variable rate of 7.1% adjustable monthly, $6,998 (which includes approximately $470 of acquisition costs and approximately $123 of deferred financing) of borrowings from the Company’s revolving credit facility at 8.25% and $8,540 of borrowings from a bridge loan at 10.4% which is then refinanced by $8,540 of borrowings from the Company’s revolving credit facility at 8.25% after approximately six months.

If the variable rates of the mortgage loans, bridge loan and revolving credit facilities were to increase by  1/8%, the six month and annual increase in interest expense would be $28 and $138 respectively.

(d)	To reflect the impact on minority interest caused by the issuance of the 863,611 common operating units in Supertel Limited Partnership for the purchase of the WHI/BMI hotels.